SUPPLEMENT DATED AUGUST 18, 2003
TO THE
PROSPECTUS DATED AUGUST 18, 2003
FOR
PERSPECTIVE IISM FIXED & VARIABLE ANNUITY
JACKSON NATIONAL® SEPARATE ACCOUNT I

On page 38, the section entitled “Contract Enhancement Charge” should be deleted and replaced in its entirety with the following:

Contract Enhancement Charge. If you select one of the Contract Enhancements, then for a period of seven Contract years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. These charges will also be assessed against any amounts you have allocated to the Guaranteed Fixed Accounts by reducing credited rates which will not be less than the minimum guaranteed interest rate (assuming no withdrawals). The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%	4%
Charge (on an annual basis)	0.395%	0.42%	0.56%

(To be used with VC4224 Rev. 08/03.)